UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 3, 2019

FRANCHISE HOLDINGS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27631	65-0782227
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Rutherford Road

Suite 414

Vaughan, Ontario, Canada L4K 0B2

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On April 3, 2019, Steven Rossi was issued 13,583,397 shares of Franchise Holdings International, Inc. common stock due to a conversion of all 1,000,000 shares of his Series A Preferred stock. Under the terms of the Amended Certificate of Designation for Series A Preferred Stock filed with the State of Nevada on March 20, 2019, and attached to the Company’s Schedule 14C filed on April 1, 2019, Mr. Rossi’s 1,000,000 shares of Series A Preferred stock converted into such amount of the Company’s common stock that represented 51% of the issued and outstanding shares of common stock on the date of conversion. On April 3, 2019, the date of conversion, there were a total of 26,634,112 shares of our common stock issued and outstanding, and as such, upon conversion, Mr. Rossi’s 1,000,000 shares of Series A Preferred stock were converted into 13,583,397 shares of our common stock. Following the conversion, there are a total of 40,217,509 shares of our common stock issued and outstanding, Mr. Rossi remains the control block holder in the Company by virtue of his ownership of 51% of our common stock, and as such, no change of control occurred. In addition to the 51% Mr. Rossi was issued upon conversion of his 1,000,000 shares of Series A Preferred Stock, Mr. Rossi already owned an additional 1,916,667 shares of the Company’s common stock. Following the conversion, all 1,000,000 shares of Series A Preferred stock were cancelled and returned to treasury, such that there are currently no shares of preferred stock issued and outstanding.

The issuance of the aforementioned 13,583,397 shares of common stock to Steven Rossi constitutes an unregistered sale of equity securities pursuant to Section 4(a)(2) of the Securities Act of 1933. The common stock issued by the Company was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. Mr. Rossi is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 3, 2019

Franchise Holdings International, Inc.

/S/ Steven Rossi
By:	Steven Rossi
Title:	President